Exhibit 32.1

CERTIFICATION PURSUANT TO RULE 13b – 14(b) OF THE SECURITIES EXCHANGE

ACT AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES – OXLEY ACT OF 2002

In connection with the Quarterly Report of Strayer Education, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert S. Silberman, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert S. Silberman
Robert S. Silberman
Chairman and Chief Executive Officer

August 1, 2011

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